UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 17, 2008 (October 10, 2008)

CHINA NUTRIFRUIT GROUP LIMITED
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

2-93231-NY	87-0395695
(Commission File Number)	(IRS Employer Identification No.)

No. 2 Wenhua Street Dongfeng New Village, Daqing, Heilongjiang 163311, China
(Address of Principal Executive Offices)

(86) 459-4609488
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into a Material Definitive Agreement.

On October 10, 2008, China Nutrifruit Group Limited (the "Company") entered into an amendment (the "Amendment") to the Make Good Escrow Agreement, dated August 14, 2008, by and among the Company, Yiu Fai Kung (the "Make Good Pledgor"), WLT Brothers Capital, Inc. and Securities Transfer Corporation, as escrow agent (the "Make Good Escrow Agreement"). Pursuant to the Make Good Escrow Agreement, the Make Good Pledgor agreed to certain "make good" provisions in the event that the Company does not meet certain after tax net income thresholds for fiscal years 2009 and/or 2010 and established an escrow account and delivered to the escrow agent certificates evidencing the number of shares of the Company’s common stock equal to the number of shares purchased by certain investors in the first closing of a private placement financing, as disclosed in the Company’s current report on Form 8-K filed on August 14, 2008.

The principal change to the Make Good Escrow Agreement effected by the Amendment is to revise the number of shares of the Company’s common stock delivered by the Make Good Pledgor to the escrow agent from 1,800,261 to 3,085,840 shares to reflect the number of shares issued to investors following the second closing under the private placement financing, as disclosed in the Company’s current report on Form 8-K filed on October 9, 2008, and the third closing under the private placement financing, as described in more detail under Item 3.02 below. The Amendment also replaces Exhibit A to the Make Good Escrow Agreement to reflect the complete list of investors included in the first three closings under the private placement financing.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Amendment or a complete explanation of the material terms thereof. The foregoing description is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 10.1.

Item 3.02

Unregistered Sales of Equity Securities.

On October 10, 2008, the Company effected a third and final closing of a private placement transaction and issued 437,636 shares of the Company’s common stock to 9 investors at a price of $2.78 per share for aggregate proceeds of $1,216,637. The issuance of the Company’s shares to such investors was made in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, for the offer and sale of securities not involving a public offering, Regulation D and Regulation S promulgated thereunder. This issuance is part of the private placement financing disclosed in the Company’s current report on Form 8-K filed on August 14, 2008. Upon the final closing, the Company issued a total of 3,085,840 shares of the Company’s common stock for $8.58 million in aggregate.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to Make Good Escrow Agreement, dated October 10, 2008, by and among the Company, KUNG Yiu Fai, WLT Brothers Capital, Inc. and Securities Transfer Corporation [incorporated by reference to Exhibit 10.21 to the Company’s registration statement on Form S-1 filed on October 14, 2008].

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, in the City of Daqing, China on October 17, 2008.

CHINA NUTRIFRUIT GROUP LIMITED

By:	/s/ Jingling Shi
Jingling Shi
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Make Good Escrow Agreement, dated October 10, 2008, by and among the Company, KUNG Yiu Fai, WLT Brothers Capital, Inc. and Securities Transfer Corporation [incorporated by reference to Exhibit 10.21 to the Company’s registration statement on Form S-1 filed on October 14, 2008].